UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 15, 2017
Date of Report (Date of earliest event reported)

ALERE INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16789	04-3565120
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices) (Zip Code)

(781) 647-3900
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Triage Purchase Agreement
As previously reported by Alere Inc., a Delaware corporation (the “Company”) on the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 17, 2017, on July 15, 2017, the Company entered into a Purchase Agreement (the “Original Triage Purchase Agreement”) with Quidel Corporation, a Delaware corporation (“Quidel”), Quidel Cardiovascular Inc. (f/k/a QTB Acquisition Corp.), a Delaware corporation and wholly owned subsidiary of Quidel (“Purchaser”), and, for the limited purposes set forth therein, Abbott Laboratories, an Illinois corporation (“Abbott”), pursuant to which the Company agreed to sell, and Purchaser agreed to acquire, the Company’s Triage® MeterPro business (the “Triage Business”).
On September 15, 2017, the Company, entered into an amendment and restatement of the Original Triage Purchase Agreement (the “Amended and Restated Triage Purchase Agreement”) with, solely for the purposes of Sections 6.13 and 12.15 thereof, Quidel, Purchaser and, for the limited purposes set forth therein, Abbott.  The Amended and Restated Triage Purchase Agreement was entered into to provide that, (i) to the extent that any term of the Amended and Restated Triage Purchase Agreement conflicts with any directly corresponding term or provision of any Decision and Order of the Federal Trade Commission (the “FTC”) or the decision of the European Commission (the “EC”) issued on January 25, 2017 (the “EC Decision”) relating to the Merger (as defined below), the terms of the FTC’s Decision and Order and the EC Decision shall control, and (ii) the Amended and Restated Triage Purchase Agreement may be terminated by Abbott, if all consents of the FTC required for the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (as defined below) have not been received within twenty-five days after the consummation of the Merger.  In connection with the Amended and Restated Triage Purchase Agreement, the parties also agreed to a revised form of one of the lease agreements pursuant to which the Company or its affiliates will lease portions of the real property in San Diego, California, that will be acquired by Purchaser pursuant to the Amended and Restated Triage Purchase Agreement, to shorten the term of the lease.
As in the Original Triage Purchase Agreement, under the Amended and Restated Triage Purchase Agreement:
—
As aggregate consideration for the Triage Business, Purchaser will pay $400.0 million in cash at the closing of the acquisition (subject to an inventory adjustment as set forth in the Amended and Restated Triage Purchase Agreement) and assume certain post-closing liabilities. Purchaser has indicated that it expects to fund the cash purchase price for the Triage Business with a combination of cash on hand and new debt financing.  The Amended and Restated Triage Purchase Agreement contains customary representations, warranties and covenants made by each of the Company and Purchaser, as well as mutual indemnification obligations.

—
The transactions contemplated by the Amended and Restated Triage Purchase Agreement are subject to certain closing conditions, including: (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of January 30, 2016, as amended on April 13, 2017, by and among the Company, Abbott and Angel Sub, Inc. (as amended, the “Merger Agreement”), pursuant to which the Company will become a wholly-owned subsidiary of Abbott (the “Merger”), (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (as defined below), and (iv) other customary closing conditions.  The Company is divesting the Triage Business in connection with review by the FTC and the EC of the Merger, which remains subject to FTC and EC approvals and other regulatory approvals.  Purchaser’s acquisition of the Triage Business is also subject to approval by the FTC and the EC of Purchaser as the buyer of the Triage Business and other regulatory approvals.  Consummation of Purchaser’s acquisition of the Triage Business is expected to occur within 30 days after the closing of the Merger.

—
The Amended and Restated Triage Purchase Agreement may be terminated under certain circumstances, including:  (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the Amended and Restated Triage Purchase Agreement, the

transactions contemplated thereby, or Purchaser as the buyer of the Triage Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Amended and Restated Triage Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the Amended and Restated Triage Purchase Agreement, or (vi) if the transactions contemplated by the Amended and Restated Triage Purchase Agreement have not been consummated within 90 days after the consummation of the Merger.  As noted above, the Amended and Restated Triage Purchase Agreement added an additional termination provision, pursuant to which Abbott may terminate the agreement if all consents of the FTC required for the consummation of the transactions contemplated by the Amended and Restated BNP Purchase Agreement have not been received within twenty-five days after the consummation of the Merger.

—
The Amended and Restated Triage Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including:  (i) a mutual transition services agreement, (ii) a manufacturing and supply agreement, pursuant to which Purchaser shall provide the Company with certain components, and (iii) lease agreements, pursuant to which the Company or its affiliates will lease portions of the real property in San Diego, California, that will be acquired by Purchaser pursuant to the Amended and Restated Triage Purchase Agreement.

The foregoing description of the Amended and Restated Triage Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Triage Purchase Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
Amended and Restated BNP Purchase Agreement
Also as previously reported by the Company in the Form 8-K filed with the Commission on July 17, 2017, on July 15, 2017, the Company entered into a Purchase Agreement (the “Original BNP Purchase Agreement,” and with the Original Triage Purchase Agreement, the “Original Purchase Agreements”) with, solely for purposes of Section 11.15 thereof, Quidel, Purchaser, and, for the limited purposes set forth therein, Abbott, pursuant to which the Company agreed to sell, and Purchaser agreed to acquire, assets and liabilities relating to the Company’s contractual arrangement with Beckman Coulter, Inc. for the supply by the Company of antibodies and other inputs related to, and distribution of, the Triage® BNP Test (the “BNP Product”) for the Beckman Coulter Access Family of Immunoassay Systems (the “BNP Business”).
On September 15, 2017, the Company entered into an amendment and restatement of the Original BNP Purchase Agreement (the “Amended and Restated BNP Purchase Agreement”) with, solely for the purposes of Section 11.15 thereof, Quidel, Purchaser and, for the limited purposes set forth therein, Abbott.  The Amended and Restated BNP Purchase Agreement was entered into to: (i) provide that, to the extent that any term of the Amended and Restated BNP Purchase Agreement conflicts with any directly corresponding term or provision of the EC Decision, the terms of the EC Decision shall control, (ii) modify the payment terms for the BNP Business, as described further below, with conforming changes to indemnification thresholds, (iii) eliminate certain closing deliverables, including the requirement that the parties enter into a distribution agreement for the distribution of the BNP Product in markets outside of the European Economic Area, and (iv) provide that the agreement may be terminated by Abbott, if all consents of the FTC required for the consummation of the transactions contemplated by the agreement have not been received within twenty-five days after the consummation of the Merger.
Under the Amended and Restated BNP Purchase Agreement, as aggregate consideration for the BNP Business, Purchaser will:  (i) pay to the Company (A) up to $40.0 million in cash, payable in five annual installments of $8.0 million (each, an “EEA Installment Payment”), the first of which will be paid approximately six months following the closing of the transactions contemplated by the Amended and Restated BNP Purchase Agreement (each, an “EEA Installment Payment Date”), and (B) $240.0 million in cash, payable in six annual installments of $40.0 million each, the first of which will be paid approximately six months following the closing of the transactions contemplated by the Amended and Restated BNP Purchase Agreement, and (ii) assume certain post-closing liabilities.  If, prior to an EEA Installment Payment Date, (1) any person other than Quidel and its affiliates (each such other person, a “Competing Party”) manufactures or has manufactured a BNP assay for use on the automated immunoassay (or combination chemistry/immunoassay) laboratory instruments capable of performing the measurement of analytes in human biological materials, that are developed or marketed by or on behalf of Beckman Coulter or its affiliates (each, a “Competing Product”) for any Competing Party and (2) such Competing Party, directly or indirectly, commences and continues to commercialize broadly such Competing Product in certain designated countries therein in a manner involving the sale of more than a de minimis amount of Competing Product to multiple independent third parties that have validated such Competing Product and for which such Competing Product is a test of record (the occurrence of both (1) and (2) together, a “Triggering Event”), then the amount of the EEA Installment Payments on and after EEA Installment Payment Date shall be as set forth in the table below:
Date of Occurrence of Triggering Event	First EEA Installment Payment Amount	Second EEA Installment Payment Amount	Third EEA Installment Payment Amount	Fourth EEA Installment Payment Amount	Fifth EEA Installment Payment Amount	Total of All EEA Installment Payment Amounts
Prior to the Initial Payment Date	$6,000,000	$4,000,000	$2,000,000	$2,000,000	$2,000,000	$16,000,000
After the Initial Payment Date & Prior to 2019 EEA Installment Payment Date	$8,000,000	$6,000,000	$4,000,000	$2,000,000	$2,000,000	$22,000,000
After 2019 EEA Installment Payment Date & Prior to 2020 EEA Installment Payment Date	$8,000,000	$8,000,000	$6,000,000	$4,000,000	$2,000,000	$28,000,000
After 2020 EEA Installment Payment Date & Prior to 2021 EEA Installment Payment Date	$8,000,000	$8,000,000	$8,000,000	$6,000,000	$4,000,000	$34,000,000
After 2021 EEA Installment Payment Date & Prior to 2022 EEA Installment Payment Date	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$6,000,000	$38,000,000
As in the Original BNP Purchase Agreement, under the Amended and Restated BNP Purchase Agreement:
—	Purchaser intends to fund the purchase price for the BNP Business from cash on hand, and cash flow from operations of the consolidated businesses.

—	The Amended and Restated BNP Purchase Agreement contains customary representations, warranties and covenants made by each of Purchaser and the Company, as well as mutual indemnification obligations.

—
The transactions contemplated by the Amended and Restated BNP Purchase Agreement are subject to certain closing conditions, including:  (i) the consummation of the Merger, (ii) no law or judgment (whether temporary, preliminary or permanent) shall have been promulgated, entered, enforced, enacted or issued by any governmental authority, including a court, that remains in effect and that prohibits, enjoins or makes illegal the consummation of the transactions, (iii) the consummation of the transactions contemplated by the Amended and Restated Triage Purchase Agreement, and (iv) other customary closing conditions.  The Company is divesting the BNP Business in connection with review by the EC of the Merger.  Purchaser’s acquisition of the BNP Business is also subject to approval by the FTC and the EC of Purchaser as the buyer of the BNP Business and other regulatory approvals.  Purchaser’s acquisition of the BNP Business is expected to occur within 30 days after the closing of the Merger.

—
The Amended and Restated BNP Purchase Agreement may be terminated under certain circumstances, including (i) the parties’ mutual agreement, (ii) in the event that Abbott determines in good faith that the FTC, the EC or another governmental authority is not likely to approve the Amended and Restated BNP Purchase Agreement, the transactions contemplated thereby, or Purchaser as the buyer of the BNP Business, (iii) if any governmental authority issues a final, non-appealable judgment permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Amended and Restated BNP Purchase Agreement, (iv) if the Merger Agreement is terminated, (v) the non-terminating party’s uncured material breach of the Amended and Restated BNP Purchase Agreement, or (vi) if the transactions contemplated by the Amended and Restated BNP Purchase Agreement have not been consummated within 90 days after the consummation of the Merger.  As noted above, the Amended and Restated BNP Purchase Agreement added an additional termination provision, pursuant to which Abbott may terminate the agreement if all consents of the FTC required for the consummation of the transactions contemplated by such agreement have not been received within twenty-five days after the consummation of the Merger.

—
The Amended and Restated BNP Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transactions, including a transition services agreement, pursuant to which the Company shall provide certain transitional services to Purchaser.

The foregoing description of the Amended and Restated BNP Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated BNP Purchase Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is hereby incorporated by reference into this Item 1.01.
The representations and warranties of the Company contained in the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations and warranties (a) have been made only for purposes of the purchase agreements, (b) have been qualified by certain documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company prior to the date of the purchase agreements, (c) have been qualified by confidential disclosures made to the other parties to the purchase agreements in connection therewith, (d) are subject to materiality qualifications contained in the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement, respectively, which may differ from what may be viewed as material by investors, (e) were made only as of the date of the purchase agreements or such other date as is specified in the applicable amended and restated purchase agreement and (f) have been included in the amended and restated purchase agreements for the purpose of allocating risk between the parties to the amended and restated purchase agreements rather than establishing matters as facts. Accordingly, the Amended and Restated Triage Purchase Agreement and the Amended and Restated BNP Purchase Agreement are included with this filing only to provide investors with information regarding the terms of the amended and restated purchase agreements, and not to provide investors with any other factual information regarding the Company or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the purchase agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amended and Restated Triage Purchase Agreement, dated September 15, 2017, by and among the Company, Purchaser, for purposes of Section 6.13 and 12.15 thereof, Quidel and for the limited purposes therein set forth therein, Abbott.*

10.2
Amended and Restated BNP Purchase Agreement, dated September 15, 2017, by and among the Company, Purchaser, for purposes of Section 11.15 thereof, Quidel and for the limited purposes therein set forth therein, Abbott.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott or the proposed transactions with Quidel may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the merger or the transactions with Quidel may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement with Abbott or the amended and restated purchase agreements with Quidel; (iv) the effect of the announcement or pendency of the transactions contemplated by the merger agreement with Abbott or the purchase agreements with Quidel on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from Alere’s ongoing business operations; (vi) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement with Abbott or the purchase agreements with Quidel may result in significant costs of defense, indemnification and liability; and (vii) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as filed with the Securities and Exchange Commission on June 5, 2017) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: September 19, 2017	By:	/s/ Douglas Barry
Douglas Barry
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Triage Purchase Agreement, dated September 15, 2017, by and among the Company, Purchaser, for purposes of Section 6.13 and 12.15 thereof, Quidel and for the limited purposes therein set forth therein, Abbott.*

10.2
Amended and Restated BNP Purchase Agreement, dated September 15, 2017, by and among the Company, Purchaser, for purposes of Section 11.15 thereof, Quidel and for the limited purposes therein set forth therein, Abbott.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.